UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) May 15, 2006


                             JACO ELECTRONICS, INC.

             (Exact name of registrant as specified in its charter)


          New York                      000-05896                11-1978958

(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


          145 Oser Avenue, Hauppauge, New York                      11788

        (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (631) 273-5500
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 15, 2006, Jaco Electronics, Inc. (the "Company") issued a press release announcing its financial results for its third quarter of the fiscal year ending June 30, 2006. A copy of the press release is furnished within this report as
Exhibit 99.1.

The information in this report is being furnished, and is not deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 7.01.    REGULATION FD DISCLOSURE

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  A copy of the Jaco Electronics, Inc. Press Release dated May 15,
              2006







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 JACO ELECTRONICS, INC.


                                                 By:    /s/ Jeffrey D. Gash
                                                     ---------------------------
                                                 Name:  Jeffrey D. Gash
                                                 Title: Executive Vice President
                                                 Date:  May 15, 2006